---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
Asset Management Inc. and Morgan Stanley     VICE PRESIDENT
Asset Management Limited; Managing           Harold J. Schaaff,
Director, Morgan Stanley & Co.               Jr.
Incorporated; Director, Morgan Stanley       VICE PRESIDENT
Group Inc.                                   Joseph P. Stadler
Warren J. Olsen                              VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
  Principal, Morgan Stanley Asset            SECRETARY
  Management Inc. and Morgan Stanley & Co.   Karl O. Hartmann
  Incorporated                               ASSISTANT SECRETARY
John D. Barrett II                           James R. Rooney
Chairman and Director,                       TREASURER
Barrett Associates, Inc.                     Joanna M. Haigney
Gerard E. Jones                              ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         GLOBAL FIXED INCOME PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities and corporations with varying maturities in various currencies.

For the three months ended March 31, 1997, the Portfolio had a total return of -3.72% for the Class A shares and -3.81% for the Class B shares as compared to a total return of -3.90% for the J.P. Morgan Traded Global Bond Index (the "Index"). The average annual total return for the one year and five-year periods ended March 31, 1997

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                              ------------------------------------------------
                                                                     AVERAGE
                                                        AVERAGE      ANNUAL
                                             ONE        ANNUAL        SINCE
                                 YTD        YEAR      FIVE YEARS    INCEPTION
                              ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A..........      -3.72%       3.87%        6.97%        7.44%
PORTFOLIO--CLASS B(3).......      -3.81        3.74           NA         1.66
INDEX.......................      -3.90        2.16         8.01         8.69

1. The J.P. Morgan Traded Global Bond Index is an unmanaged Index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

and for the period from inception on May 1, 1991 through March 31, 1997 was 3.87%, 6.97% and 7.44%, respectively, for the Class A shares as compared to 2.16%, 8.01% and 8.69%, respectively, for the Index. As of March 31, 1997, the Portfolio had an SEC 30-day yield of 5.10% for the Class A shares and 4.97% for the Class B shares.

Global bond markets generated poor returns during the first quarter. Low bond market returns in local currency terms were compounded by a sharp appreciation of the U.S. dollar. Fixed income returns ranged from 2.2% in Japan to negative 1.5% in Italy while currency returns ranged from -0.94% against the Swedish krona to -0.8% against the Canadian dollar. It was a good quarter to be invested in bond markets outside the U.S. but it was not profitable to own foreign currencies. Overall the global bond market returned -3.9% in U.S. dollar terms.

Following a directionless start to the year, U.S. Treasuries rallied as investors appeared to dismiss Greenspan's December warning of over-exuberance in the equity market. However, the Fed Chairman's hawkish speech to Congress at his Humphrey-Hawkins testimony in mid-February left little doubt about the direction of U.S. monetary policy. He emphasized the need for pre-emptive action to quell incipient inflationary pressures. Yields rose steadily, facilitating a calm market reaction to the announcement of a 25 basis point rise in the Federal funds rate in late March. The general view was that this was probably the first in a series of tightenings but that much less aggressive action would be necessary than in 1994/95. Over the quarter 10-year yields rose 48 basis points and U.S. bonds returned -0.7%. Canadian bonds outperformed their U.S. counterparts marginally, returning -0.4% in local currency terms while Australian bonds performed worse than U.S. bonds, returning -0.75% for the quarter.

Japanese bonds continued to defy their critics (their yields are the lowest in the world by far) and surprise investors with their good performance. They returned

2.2% for the quarter, a truly outstanding result considering their yields are sub 2.5%. Mediocre economic performance, very low short term interest rates and confidence that the central bank was not going to raise rates for the foreseeable future propelled the market higher. Concerns about the weakness of the stock market and possible bank failures further endorsed the safe haven status of the bond market.

Core European bond markets nicely outperformed U.S. Treasuries although returns were not high in absolute terms. For example, Germany returned 1% for the quarter which was better than Deutsche mark cash but underperformed U.S. dollar cash. In Germany, increasing evidence of an economic upturn saw investors discard any lingering expectations of a final Bundesbank easing. Despite this stronger growth, there was increasing skepticism about Germany's ability to meet the deficit criteria for monetary union. This brought the whole viability of the monetary union timetable into question and divergence rather than convergence became the theme within the high yielding markets (Italy, Spain, Sweden returned -1.5%, -0.1%, and -0.6%, respectively). Domestic developments in Italy and Sweden were also unfavorable. Italy's long awaited mini budget was poorly received while in Sweden, there was concern that policy would shift to a less restrictive stance. U.K. gilts performed in line with core Europe, providing a safe haven for investors from the uncertainties swirling around monetary union. They were unfazed by the announcement of a general election for May where the long serving Conservative party is expected to be bounced from office.

The dominant theme in the foreign exchange market was the sudden and swift appreciation of the U.S. dollar. It appreciated against all currencies, rising by 7.6% against the Deutsche mark and 6.3% against the Japanese yen. The principal reason behind the dollar's ascent was the asymmetric monetary policy stances of central banks. While the Fed's tightening was justified by the strong economic data coming from the U.S. economy, the same set of data in Europe and Japan did not justify a commensurate reaction by their central banks. As long as the data remains strong in the U.S. and the Fed continues to tighten, the dollar is likely to remain strong.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Robert M. Smith
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

     FACE
    AMOUNT                                                                    VALUE
     (000)                                                                    (000)
---------------                                                             ---------

FIXED INCOME SECURITIES (81.2%)
  AUSTRALIAN DOLLAR (1.8%)
    GOVERNMENT BOND (1.8%)
    AUD   2,400    Government of Australia 7.50%, 7/15/05                   $   1,833
                                                                            ---------
  BRITISH POUND (9.2%)
    EUROBOND (0.7%)
   GBP      370    Conversion 9.00%, 7/12/11                                      673
                                                                            ---------
    GOVERNMENT BONDS (8.5%)
          1,400    United Kingdom Treasury Gilt 7.00%, 11/06/01                 2,271
          2,300    United Kingdom Treasury Gilt 8.50%, 12/07/05                 3,990
          1,300    United Kingdom Treasury Gilt 8.50%, 7/16/07                  2,263
                                                                            ---------
                                                                                8,524
                                                                            ---------
                                                                                9,197
                                                                            ---------
  CANADIAN DOLLAR (3.1%)
    GOVERNMENT BONDS (3.1%)
   CAD    2,900    Government of Canada 7.50%, 3/01/01                          2,218
            950    Government of Canada 9.75%, 6/01/21                            877
                                                                            ---------
                                                                                3,095
                                                                            ---------
  DANISH KRONE (1.8%)
    GOVERNMENT BONDS (1.8%)
    DKK   6,100    Kingdom of Denmark 8.00%, 5/15/03                            1,056
          4,600    Kingdom of Denmark 8.00%, 3/15/06                              787
                                                                            ---------
                                                                                1,843
                                                                            ---------
  DEUTSCHE MARK (13.2%)
    EUROBOND (4.9%)
    DEM   7,700    Landeskreditbank Baden-Wuerttemberg Financial 6.625%,
                    8/20/03                                                     4,902
                                                                            ---------
    GOVERNMENT BONDS (8.3%)
          1,900    Deutschland Republic 7.125%, 12/20/02                        1,250
          5,850    German Unity Bond 8.00%, 1/21/02                             3,966
          2,000    Government of Germany 6.25%, 1/04/24                         1,139
          2,900    Treuhandanstalt 7.50%, 9/09/04                               1,941
                                                                            ---------
                                                                                8,296
                                                                            ---------
                                                                               13,198
                                                                            ---------


     FACE
    AMOUNT                                                                    VALUE
     (000)                                                                    (000)
---------------                                                             ---------
  IRISH PUNT (2.0%)
    GOVERNMENT BOND (2.0%)
  IEP     1,250    Irish Government 6.25%, 4/01/99                          $   1,989
                                                                            ---------
  ITALIAN LIRA (4.9%)
    GOVERNMENT BONDS (4.9%)
  ITL 4,140,000    BTPS 10.50%, 7/15/00                                         2,684
        700,000    BTPS 10.00%, 8/01/03                                           462
      1,500,000    BTPS 9.50%, 1/01/05                                            972
      1,200,000    BTPS 9.50%, 2/01/06                                            784
                                                                            ---------
                                                                                4,902
                                                                            ---------
  JAPANESE YEN (8.8%)
    EUROBONDS (8.8%)
  JPY   120,000    European Investment Bank 6.625%, 3/15/00                     1,126
         60,000    Export Import Bank of Japan 4.375%, 10/01/03                   554
        290,000    International Bank for Reconstruction & Development
                    4.50%, 6/20/00                                              2,593
        130,000    International Bank for Reconstruction & Development
                    4.75%, 12/20/04                                             1,239
        200,000    Japan Development Bank 5.00%, 10/01/99                       1,776
        145,000    Republic of Austria 6.25%, 10/16/03                          1,476
                                                                            ---------
                                                                                8,764
                                                                            ---------
  SWEDISH KRONA (8.2%)
    GOVERNMENT BONDS (8.2%)
   SEK   19,300    Swedish Government 13.00%, 6/15/01                           3,217
         13,000    Swedish Government 10.25%, 5/05/03                           2,037
         23,500    Swedish Government 6.00%, 2/09/05                            2,938
                                                                            ---------
                                                                                8,192
                                                                            ---------
UNITED STATES DOLLAR (28.2%)
  CORPORATE BONDS AND NOTES (6.7%)
U.S.$       750    Asset Securitization Corp., CMO, 7.21%, 10/13/26               748
            981    Asset Securitization Corp., CMO, 7.10%, 8/13/29                971
            500    BankAmerica 7.70%, 12/31/26                                    464
            150    First Chicago, 7.75%, 12/01/26                                 139
            500    First Chicago, 7.95%, 12/01/26                                 477
            385    Goldman Sachs Group 6.25%, 2/01/03                             366
            869    LB Commercial Conduit Mortgage Trust (Floating Rate),
                    CMO, 7.14%, 8/25/04                                           849

     FACE
    AMOUNT                                                                    VALUE
     (000)                                                                    (000)
---------------                                                             ---------
  CORPORATE BONDS AND NOTES (CONTINUED)
U.S.$       400    Liberty Mutual 7.875%, 10/15/26                          $     381
            300    Lumbermens Mutual Casualty Co., Series AI, 9.15%,
                    7/01/26                                                       318
          2,000    UCFC, CMO, Series 1995-C1, Class A3, 6.775%, 9/10/17         1,967
                                                                            ---------
                                                                                6,680
                                                                            ---------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.2%)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.1%)
U.S.$       486    6.00%, 5/01/03                                                 465
          7,488    6.00%, 9/01/03                                               7,167
          2,649    6.50%, 1/01/26                                               2,461
                                                                            ---------
                                                                               10,093
                                                                            ---------
    U.S. TREASURY BOND (4.5%)
          4,165    8.125%, 8/15/19                                              4,567
                                                                            ---------
    U.S. TREASURY NOTES (5.6%)
          3,815    5.125%, 11/30/98                                             3,741
          1,800    7.25%, 5/15/04                                               1,835
                                                                            ---------
                                                                                5,576
                                                                            ---------
                                                                               20,236
                                                                            ---------
  YANKEE BONDS (1.3%)
U.S.$       765    Hydro-Quebec 7.50%, 4/01/16                                    740
            540    Industrial Finance Corp., 6.875%, 4/01/03                      520
                                                                            ---------
                                                                                1,260
                                                                            ---------
                                                                               28,176
                                                                            ---------
TOTAL FIXED INCOME SECURITIES (81.2%)
(Cost $84,433)                                                                 81,189
                                                                            ---------

     FACE
    AMOUNT                                                                    VALUE
     (000)                                                                    (000)
---------------                                                             ---------
SHORT-TERM INVESTMENTS (10.4%)
  JAPANESE YEN (3.3%)
    TIME DEPOSIT (3.3%)
  JPY   402,210    Japanese Time Deposit 0.36%, 4/01/97                     $   3,253
                                                                            ---------
  SPANISH PESETA (7.1%)
    TIME DEPOSIT (7.1%)
  ESP 1,007,768    Spanish Time Deposit 5.72%, 4/01/97                          7,133
                                                                            ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,322)                                    10,386
                                                                            ---------
FOREIGN CURRENCY (0.0%)
   ESP    1,836    Spanish Peseta (Cost $13)                                       13
                                                                            ---------
TOTAL INVESTMENTS (91.6%) (Cost $94,768)                                       91,588
                                                                            ---------
OTHER ASSETS AND LIABILITIES (8.4%)
 Other Assets                                                                  53,820
 Liabilities                                                                  (45,423)
                                                                            ---------
                                                                                8,397
                                                                            ---------
NET ASSETS (100%)                                                           $  99,985
                                                                            ---------
                                                                            ---------
CLASS A:
NET ASSETS                                                                  $  99,332
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,132,593 outstanding $0.001
  par value shares (authorized 500,000,000 shares)
                                                                               $10.88
                                                                            ---------
                                                                            ---------
CLASS B:
NET ASSETS                                                                       $653
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 60,188 outstanding $0.001
  par value shares (authorized 500,000,000 shares)
                                                                               $10.86
                                                                            ---------
                                                                            ---------

----------------------------------
CMO -- Collateralized Mortgage Obligation